Q4 2019 Financial Results February 25, 2020

Safe Harbor Statement The adjusted and GAAP earnings per share goals, as well as effective income tax rate and adjusted and GAAP fully diluted shares for 2020, outlined in this presentation are estimates of future company performance and are forward-looking statements within the meaning of the securities laws. These forward- looking statements are based on management's current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from management's current expectations and the forward-looking statements made in this presentation. These risks and uncertainties include, but are not limited to, the possibility that our actual results do not meet the projections and guidance contained in this presentation, the impact of the general economy and economic and political uncertainty on our business; potential changes to federal, state, local and foreign laws, regulations, and policies; client demand for our services and solutions; maintaining a balance of our supply of skills and resources with client demand; effectively competing in a highly competitive market; protecting our clients’ and our data and information; risks from international operations including fluctuations in exchange rates; changes to immigration policies; obtaining favorable pricing to reflect services provided; adapting to changes in technologies and offerings; risk of loss of one or more significant software vendors; making appropriate estimates and assumptions in connection with preparing our consolidated financial statements; maintaining effective internal controls; changes to tax levels, audits, investigations, tax laws or their interpretation; risks associated with managing growth organically and through acquisitions; risks associated with servicing our debt, the potential impact on the value of our common stock from the conditional conversion features of our debt and the associated convertible note hedge transactions; legal liabilities, including intellectual property protection and infringement or the disclosure of personally identifiable information; and the risks detailed from time to time within our filings with the Securities and Exchange Commission, including the most recent Form 10-K. 2 2

Reconciliation of Adjusted GAAP Measures The following table provides a reconciliation of Perficient, Inc. GAAP EPS guidance to Adjusted EPS guidance: Q1 2020 Full Year 2020 Low end of High end of Low end of High end of adjusted goal adjusted goal adjusted goal adjusted goal GAAP EPS $ 0.25 $ 0.28 $ 1.36 $ 1.51 Non-GAAP adjustment (1): Non-GAAP reconciling items 0.35 0.36 1.29 1.29 Tax effect of reconciling items (0.11) (0.12) (0.35) (0.35) Adjusted EPS $ 0.49 $ 0.52 $ 2.30 $ 2.45 (1) Non-GAAP adjustment represents the impact of amortization expense, stock compensation, amortization of debt discount and issuance costs, acquisition costs, and adjustments to fair value of contingent consideration, net of the tax effect of these adjustments, divided by adjusted fully diluted shares. Perficient currently expects its Q1 2020 and full year 2020 GAAP effective income tax rate to be approximately 16% and 22%, respectively. The Company’s estimates of GAAP and adjusted fully diluted shares for 2020 are included in the following table. These estimates could be affected by share repurchases, shares issued in conjunction with future acquisitions and the potential impact from the conditional conversion features of our debt. (in millions) Q1 2020 Full Year 2020 GAAP fully diluted shares 33.4 33.6 Non-GAAP adjustment (2): Dilution offset from convertible note hedge transactions (0.9) (0.9) Adjusted fully diluted shares 32.5 32.7 (2) Non-GAAP adjustment represents the exclusion of shares that are issuable upon conversion of the Notes due to the expectation that such shares will be offset by the convertible note hedge transactions entered into in September 2018. Note further discussion and reconciliation of Perficient, Inc. non-GAAP financial measures can be found in our earnings press release and Form 8-K furnished February 25, 2020. 3 3

Operating Metrics (in thousands, except per share data) THREE MONTHS ENDED DECEMBER 31, YEAR ENDED DECEMBER 31, 2019 2018 % Change 2019 2018 % Change Revenues $ 145,159 $ 131,702 10% $ 565,527 $ 498,375 13% Services Revenues* $ 143,758 $ 130,015 11% $ 561,918 $ 494,001 14% Cost of Services** $ 89,392 $ 81,826 9% $ 354,213 $ 319,831 11% Services Revenues Net of Cost $ 54,366 $ 48,189 13% $ 207,705 $ 174,170 19% % of Services Revenues 37.8% 37.1% 37.0% 35.3% Adjusted EBITDA $ 26,494 $ 21,651 22% $ 95,022 $ 76,479 24% % of Services Revenues 18.4% 16.7% 16.9% 15.5% Income from Operations $ 15,613 $ 11,401 37% $ 55,332 $ 35,944 54% % of Services Revenues 10.9% 8.8% 9.8% 7.3% Net Income $ 11,792 $ 7,477 58% $ 37,125 $ 24,559 51% % of Services Revenues 8.2% 5.8% 6.6% 5.0% Adjusted Net Income $ 18,627 $ 15,110 23% $ 66,767 $ 53,265 25% % of Services Revenues 13.0% 11.6% 11.9% 10.8% GAAP EPS $ 0.36 $ 0.23 57% $ 1.15 $ 0.73 58% Amortization 0.12 0.13 0.50 0.49 Stock Compensation 0.15 0.13 0.56 0.49 Acquisition Costs/Earnout Adjustments 0.03 0.02 0.04 0.11 Amortization of Debt Issuance Costs and Discounts 0.04 0.04 0.14 0.04 Tax Effect of Above Reconciling Items (0.12) (0.08) (0.32) (0.27) Adjusted EPS $ 0.58 $ 0.47 23% $ 2.07 $ 1.59 30% * Services Revenues includes reimbursable expenses. **Cost of Services excludes depreciation and amortization. 4 4

Operating Metrics (in thousands) Q4 2019 Q3 2019 % Change Q4 2019 Q4 2018 % Change Services Revenue (including reimbursable expenses) $143,758 $ 144,060 — % $143,758 $ 130,015 11 % Software and Hardware Revenue $ 1,401 $ 624 125% $ 1,401 $ 1,687 (17)% Time & Materials ABR Q4 2019 Q4 2018 North American Employees $149 $146 Utilization Q4 2019 Q4 2018 North American Employees (Organic) 78% 80% Q4 2019 Q4 2018 Headcount Average Ending Average Ending North American Billable Employees 2,064 2,066 1,850 1,867 Subcontractors 251 234 247 239 Offshore Billable Employees 813 838 686 689 Total Billable Headcount 3,128 3,138 2,783 2,795 SG&A Headcount 549 550 493 504 Total Headcount 3,677 3,688 3,276 3,299 5 5

Solutions Data Revenue by Solution (Top 10) Q4 2019 Q3 2019 Q4 2018 Custom Applications 18% 17% 16% Analytics 15% 15% 12% Management Consulting 12% 13% 15% Commerce 8% 8% 10% Business Integration 7% 7% 7% Portals/Collaboration 7% 7% 9% Content Management 7% 7% 8% Customer Relationship Management 4% 5% 4% Business Process Management 3% 3% 3% Platform 3% 2% 2% 6 6

Industry Data Revenue by Industry (Top 10) Q4 2019 Q3 2019 Q4 2018 Healthcare/Pharma/Life Sciences 32% 32% 30% Financial Services/Banking/Insurance 16% 16% 15% Manufacturing 10% 10% 10% Automotive and Transport Products 9% 10% 10% Retail and Consumer Goods 8% 9% 11% Electronics and Computer Hardware 6% 5% 5% Telecommunications 5% 5% 6% Business Services 4% 5% 4% Leisure, Media and Entertainment 4% 3% 3% Energy and Utilities 3% 2% 4% 7 7

Platform Data Revenue by Platform Q4 2019 Q3 2019 Q4 2018 IBM/Redhat 21% 22% 21% Adobe/Magento/Marketo 16% 14% 13% Microsoft 12% 13% 16% Oracle 6% 6% 6% Salesforce 5% 6% 3% Pivotal 5% 5% 4% Sitecore 3% 4% 5% Other Technologies 28% 25% 27% Management Consulting* 4% 5% 5% *Platform independent 8 8